UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

January 21, 2016 (January 15, 2016)

Date of Report (Date of earliest event reported)

IMS Health Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36381	27-1335689
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

83 Wooster Heights Road

Danbury, CT 06810

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (203) 448-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On January 15, 2016, IMS Health Incorporated (“IMS Health”), a wholly owned subsidiary of IMS Health Holdings, Inc., entered into an amendment to its senior secured credit facility (the “Credit Agreement”) to borrow an additional $300 million under its existing term A facility. The proceeds from the additional term A loans will be used for general corporate purposes, including funding acquisitions and repaying existing loans under IMS Health’s senior secured revolving credit facility.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Incremental Amendment No. 2 to the Credit Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMS HEALTH HOLDINGS, INC.

By:	/s/ Ronald E. Bruehlman
Name:	Ronald E. Bruehlman
Title:	Senior Vice President & Chief Financial Officer

Dated: January 21, 2016

EXHIBIT INDEX

Exhibit No.	Description

10.1	Incremental Amendment No. 2 to the Credit Agreement.